3Q TWENTY19 EARNINGS PRESENTATION

Forward-Looking Statements and Non-GAAP Information This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include information regarding Origin Bancorp, Inc.'s ("Origin" or the "Company") future financial performance, business and growth strategy, projected plans and objectives, including any expected purchases of its outstanding common stock, and related transactions, and other projections based on macroeconomic and industry trends, including expectations regarding interest rate cuts by the Federal Reserve and the impact of those cuts on Origin's results of operations, and expectations regarding the Company's liquidity, including in connection with advances obtained from the FHLB, which are all subject to change and may be inherently unreliable due to the multiple factors that impact broader economic and industry trends, and any such changes may be material. Such forward-looking statements are based on various facts and derived utilizing important assumptions and current expectations, estimates and projections about Origin and its subsidiaries, any of which may change over time and some of which may be beyond Origin's control. Statements preceded by, followed by or that otherwise include the words "assuming," "believes," "expects," "anticipates," "intends," "projects," "estimates," "plans" and similar expressions or future or conditional verbs such as "will," "should," "would," "may" and "could" are generally forward-looking in nature and not historical facts, although not all forward-looking statements include the foregoing words. Further, certain factors that could affect the Company's future results and cause actual results to differ materially from those expressed in the forward-looking statements include: deterioration of Origin's asset quality; changes in real estate values and liquidity in Origin's primary market areas; the financial health of Origin's commercial borrowers and the success of construction projects that Origin finances; changes in the value of collateral securing Origin's loans; business and economic conditions generally and in the financial services industry, nationally and within Origin's primary market areas; Origin's ability to prudently manage its growth and execute its strategy; changes in management personnel; Origin's ability to maintain important deposit customer relationships; volatility and direction of market interest rates, which may increase funding costs or reduce interest earning asset yields thus reducing margin; increased competition in the financial services industry, particularly from regional and national institutions; difficult market conditions and unfavorable economic trends in the United States generally, and particularly in the market areas in which Origin operates and in which its loans are concentrated, including the effects of declines in housing markets; an increase in unemployment levels and slowdowns in economic growth; Origin's level of nonperforming assets and the costs associated with resolving any problem loans including litigation and other costs; the credit risk associated with the substantial amount of commercial real estate, construction and land development, and commercial loans in Origin's loan portfolio; the extensive federal and state regulation, supervision and examination governing almost every aspect of Origin's operations including changes in regulations affecting financial institutions, including the Dodd-Frank Wall Street Reform and Consumer Protection Act and the rules and regulations being issued in accordance with this statute and potential expenses associated with complying with such regulations; Origin's ability to comply with applicable capital and liquidity requirements, including its ability to generate liquidity internally or raise capital on favorable terms, including continued access to the debt and equity capital markets; possible changes in trade, monetary and fiscal policies, laws and regulations and other activities of governments, agencies, and similar organizations; and the effects of weather and natural disasters such as floods, droughts, wind, tornadoes and hurricanes as well as effects from geopolitical instability and manmade disasters. For a discussion of these and other risks that may cause actual results to differ from expectations, please refer to the sections titled "Cautionary Note Regarding Forward-Looking Statements" and "Risk Factors" in Origin's most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission ("SEC") and any updates to those sections set forth in Origin's subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. If one or more events related to these or other risks or uncertainties materialize, or if Origin's underlying assumptions prove to be incorrect, actual results may differ materially from what Origin anticipates. Accordingly, you should not place undue reliance on any forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and Origin does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. New risks and uncertainties arise from time to time, and it is not possible for Origin to predict those events or how they may affect Origin. In addition, Origin cannot assess the impact of each factor on Origin's business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements, expressed or implied, included in this communication are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that Origin or persons acting on Origin's behalf may issue. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. Origin reports its results in accordance with United States generally accepted accounting principles ("GAAP"). However, management believes that certain supplemental non-GAAP financial measures used in managing its business may provide meaningful information to investors about underlying trends in its business and management uses these non-GAAP measures to evaluate the Company's operating performance and believes that these non-GAAP measures provide information that is important to investors and that is useful in understanding Origin's results of operations. However, non-GAAP financial measures are supplemental and should be viewed in addition to, and not as an alternative for, Origin's reported results prepared in accordance with GAAP. The following are the non-GAAP measures used in this presentation:   • Tangible common equity is defined as total common stockholders' equity less goodwill and other intangible assets, net • Tangible assets is defined as total assets less goodwill and other intangible assets, net • Tangible common equity to tangible assets is a ratio that is determined by dividing tangible common equity by tangible assets • Tangible book value per common share is determined by dividing tangible common equity by common shares outstanding at the end of the period • Adjusted noninterest expense excludes infrequent items as shown on slide 10. 2 ORIGIN BANCORP, INC. _______

COMPANY SNAPSHOT • Origin Bank was founded in 1912 • OBNK is headquartered in Ruston, LA 19 • 43 banking centers operating across Texas, 9 6 Louisiana & Mississippi FINANCIAL HIGHLIGHTS 9 3Q2019 DOLLARS IN MILLIONS TOTAL ASSETS $5,397 TOTAL LOANS HELD FOR INVESTMENT $4,188 TOTAL DEPOSITS $4,284 TOTAL STOCKHOLDERS' EQUITY $588 DOLLARS IN MILLIONS TANGIBLE COMMON EQUITY (1) $557 DALLAS - FORT WORTH HOUSTON (1) Entry: 2008 Entry: 2013 TANGIBLE COMMON EQUITY/ TANGIBLE ASSETS 10.37% Loans: $1,458 Loans: $829 Deposits: $981 Deposits: $826 TOTAL CAPITAL TO RISK-WEIGHTED ASSETS (2) Banking Centers: 9 Banking Centers: 9 12.45% NORTH LOUISIANA CENTRAL MISSISSIPPI Entry: 1912 Entry: 2010 Note: All financial information and other Origin Bank data is as of 09/30/19. Loans: $1,242 Loans: $659 (1) As used in this presentation, tangible common equity and tangible Deposits: $1,830 Deposits: $647 common equity to tangible assets are non-GAAP financial measures. For a reconciliation of these non-GAAP financial measures to their comparable Banking Centers: 19 Banking Centers: 6 GAAP measures, see slide 15 of this presentation (2) Ratio is estimated and calculated at the Company level, which is subject 3 to the capital adequacy requirements of the Federal Reserve Board. ORIGIN BANCORP, INC. _______

FINANCIAL HIGHLIGHTS

DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS

Balance Sheet	3Q2019	2Q2019	3Q2018	Linked Q Δ	YoY Δ
Total Loans Held For Investment	$ 4,188,497	$ 3,984,597	$ 3,601,081	5.1 %	16.3%
Total Assets	5,396,928	5,119,625	4,667,564	5.4 %	15.6%
Total Deposits	4,284,317	3,855,012	3,727,158	11.1 %	14.9%
Tangible Common Equity[(1)]	556,521	552,149	498,691	0.8 %	11.6%
Book Value per Common Share	25.06	24.58	22.52	2.0 %	11.3%
Tangible Book Value Per Common Share[(1)]	23.70	23.22	21.11	2.1 %	12.3%
Income Statement					
Net Interest Income	$ 44,622	$ 42,969	$ 39,497	3.8 %	13.0%
Provision for Credit Losses	4,201	1,985	504	111.6 %	733.5%
Noninterest Income	12,880	11,176	10,237	15.2 %	25.8%
Noninterest Expense	35,064	37,095	34,344	(5.5)%	2.1%
Net Income	14,617	12,283	12,318	19.0 %	18.7%
Diluted EPS	$ 0.62	$ 0.52	$ 0.52	19.2 %	19.2%
Dividends Declared Per Common Share	$ 0.0925	$ 0.0325	$ 0.0325	184.6 %	184.6%
Selected Ratios					
Net Interest Margin ("NIM") - fully tax equivalent ("FTE")	3.69%	3.70%	3.76%		
Efficiency Ratio	60.98%	68.51%	69.06%		
Return on Average Assets (annualized)	1.12%	0.98%	1.08%		
Return on Average Equity (annualized)	9.85%	8.54%	9.15%		

(1) As used in this presentation, tangible common equity and tangible book value per common share are non-GAAP financial measures. For a reconciliation of these non-GAAP financial measures to their comparable GAAP measures, see slide 15 of this presentation.

ORIGIN BANCORP, INC.
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INTEREST INCOME, NET INTEREST INCOME AND NIM TRENDS DOLLARS IN MILLIONS $170 $59 $57 $53 $54 $49 $135 $130 $45 $42 $42 $43 $112 $111 $39 $96 3.82% 3.80% 3.73% 3.73% 3.76% 3.70% 3.69% 3.48% 3Q2017 3Q2018 3Q2019 3Q2018 4Q2018 1Q2019 2Q2019 3Q2019 Year-To-Date Quarter-To-Date Interest Income Net Interest Income Interest Income Net Interest Income NIM (FTE) NIM (FTE) 5 ORIGIN BANCORP, INC. _______

AVG. INTEREST EARNING ASSETS, AVG. LHFI, YIELD ON LHFI & NIM (FTE) DOLLARS IN MILLIONS $4,854 $4,545 $4,719 Drivers of NIM Change $4,230 $4,433 $3,890 $4,067 $3,650 $3,762 $3,459 • 1 basis point less impact of tax- 5.17% 5.28% 5.29% 5.23% 5.00% equivalents in 3Q19 vs 2Q19 3.76% 3.82% 3.80% 3.70% 3.69% • 2.5 basis points positive NIM impact 3Q19 from increased loan fees from prepayments 3Q2018 4Q2018 1Q2019 2Q2019 3Q2019 • Earning asset mix change in AVERAGE INTEREST EARNING ASSETS ($) AVERAGE LOANS ($) 3Q19 vs 2Q19 YIELD ON LOANS HFI (%) NET INTEREST MARGIN (FTE) (%) LOANS HFI BY REGION DOLLARS IN MILLIONS $4,188 $3,789 16% $3,241 17% $3,013 $3,112 20% 20% 20% 54% 52% 46% 48% 49% 34% 32% 31% 31% 30% 2015 2016 2017 2018 3Q2019 LA TX MS 6 ORIGIN BANCORP, INC. _______

WELL DIVERSIFIED LOAN PORTFOLIO DOLLARS IN MILLIONS Loan Composition(1) at 09/30/19: $4,188 C&I, Owner Occupied C&D and CRE, Mtg. Warehouse: 53% Mtg. Warehouse: 7% Services: 6% Finance, Insurance & Retail: 4% Real Estate: 11% Office: 4% Construction: 4% Commercial & Owner Industrial ("C&I"): Occupied Transportation: 3% 33% Other: 1% Construction/ Manufacturing: 2% Land/Land Industrial & Warehouse: 2% Development ("C&D"): 3% Misc: 10% Owner Occupied CRE Residential: 16% : 10% Mtg. Non-Owner Occupied C&D and CRE: 30% Warehouse: 7% Non-Owner Occupied CRE: 21% Non-Owner Occupied Construction/Land/ Land Development ("C&D"): 9% Misc: 7% C&I, Owner Occupied C&D and CRE, Mtg. Warehouse: 53% Office: 7% Industrial & Warehouse: 2% Non-Owner Occupied C&D and CRE: 30% Multifamily Apts: 2% Health Care: 6% Retail: 6% 7 (1) Does not include loans held for sale. ORIGIN BANCORP, INC. _______

DEPOSIT COMPOSITION - 3Q2019 Time Deposits: 19% Noninterest-bearing Demand: 27% Savings: 3% Brokered: 8% Money Market: 27% Interest-bearing 3Q2019 Total Cost of Deposits: 1.16% Demand: 16% AVERAGE DEPOSITS & DEPOSIT COST DOLLARS IN MILLIONS 180 bps $3,906 $3,658 $3,337 $3,458 14% 150 bps $3,235 15% 18% t 18% s 17% o 120 bps 41% C 36% t i 90 bps 32% 33% s 34% o p e 60 bps D 49% 49% 45% 30 bps 49% 50% 0 bps 2015 2016 2017 2018 3Q2019 YTD LA TX MS Total Deposit Cost 8 2019 YTD Average Rate for Interest-bearing deposits: 1.56% ORIGIN BANCORP, INC. _______

NET REVENUE DISTRIBUTION - 3Q2019 Other: 5% Insurance Commission & Fee Income: 6% Mortgage Banking Revenue: 5% Service Charges & Fees: 6% Net Interest Income: 78% Noninterest Income: 22% OPERATING EFFICIENCY 110.00% 3.50% 110.00% 3.50% 3.19% ) 2.97% ) 3.00% 2.95% 2.95% 2.95% % 2.94% % 2.93% ( ) ( ) 2.86% 3.00% 3.00% % S % S ( ( T T 90.00% E 90.00% O 2.69% E O I I S S T T S S 81.93% A A A A R R E E Y 2.50% Y 2.50% G G C C A A N N R R E E E E C C I V I V 70.00% 65.97% F 70.00% A F A / F / F 71.80% E E 69.06% 2.00% E E 68.51% 68.92% 2.00% I 67.41% I 66.52% N 65.07% N 60.98% 50.00% 1.50% 50.00% 1.50% 2015 2016 2017 2018 3Q2019 3Q2018 4Q2018 1Q2019 2Q2019 3Q2019 YTD 9 ORIGIN BANCORP, INC. _______

NONINTEREST EXPENSE - QUARTERLY VARIANCES

DOLLARS IN THOUSANDS

Quarterly Variance Analysis

(1) Salaries and employee benefits decreased in 3Q2019 due to a reduction in self-insured medical expenses

(2) Communications decreased in 3Q2019 due to over billing credit received from a legacy service provider. Communications increased in 2Q2019 due to estimated credits earned and overbilling for converted data circuits

(3) Advertising and marketing increased in 2Q2019 due to promotions for new branches and new deposit products

(4) Regulatory assessments decreased in 3Q2019 due to a one-time FDIC assessment credit received from the FDIC insurance fund

(5) Loan related expenses increased in 3Q2019 due to legal costs incurred on two nonperforming loan relationships

(6) Office and operations expenses increased in 2Q2019 due to seasonal business development expenses

(7) Franchise tax expense increased in 3Q2019 due to estimated to actual expense true-up

Noninterest Expense	**3Q2019**	**2Q2019**
Noninterest Expense (GAAP)	$ 35,064	$ 37,095
Adjustments:		
Salaries and Employment Benefits (1)	570	—
Communications (2)	150	(332)
Advertising and Marketing (3)	—	(361)
Regulatory Assessments (4)	1,037	—
Loan Related Expenses (5)	(441)	—
Office and Operations (6)	—	(125)
Franchise Tax Expense (7)	(213)	—
Adjusted Noninterest Expense	$ 36,167	$ 36,277

ORIGIN BANCORP, INC.
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(1) ADJUSTED NONINTEREST EXPENSE COMPOSITION DOLLARS IN THOUSANDS $40,000 $36,167 $36,277 $6,325 $5,779 $30,000 $1,724 $1,712 $1,763 $1,810 $4,274 $4,200 $20,000 $22,093 $22,764 $10,000 $0 3Q2019 2Q2019 Salaries and Employee Benefits Occupancy and Equipment, net Data Processing Office and Operations Other (1) Adjusted noninterest expense is a non-GAAP financial measure. For a reconciliation of this non-GAAP financial measure to its comparable GAAP measure, see slide 10 of this presentation. 11 ORIGIN BANCORP, INC. _______

ASSET QUALITY RATIOS 0.84% Nonperforming 0.74% 0.79% 0.76% 0.75% Loans HFI / Loans HFI 3Q2018 4Q2018 1Q2019 2Q2019 3Q2019 0.37% 0.29% (1) Net Charge-Offs / Average Loans HFI 0.07% (annualized) (0.05)% (0.06)% 3Q2018 4Q2018 1Q2019 2Q2019 3Q2019 0.99% 0.90% 0.80% Past due Loans 0.69% 0.72% HFI / Loans HFI 3Q2018 4Q2018 1Q2019 2Q2019 3Q2019 (1) Based on annualized quarterly net charge-offs. Year-to-date net charge-offs were $3.1 million (0.11% net annualized charge-offs/average loans HFI) and $1.1 million (0.04% net annualized charge-offs/average loans HFI) at September 30, 2019 and 2018, respectively. 12 ORIGIN BANCORP, INC. _______

CAPITAL RATIOS Company Level Bank Level 12.5% 12.1% 13.0% 11.7% 11.3% 12.1% 12.5% 10.7% 10.5% 11.1% 11.6% 10.9% 10.4% 10.9% (1) TCE/TA Tier 1 Tier 1 Capital to Total Capital to Tier 1 Tier 1 Capital to Total Capital to Leverage Risk-Weighted Risk-Weighted Leverage Risk-Weighted Risk-Weighted Ratio Assets Ratio Assets Ratio Ratio Assets Ratio Assets Ratio 2Q2019 3Q2019 2Q2019 3Q2019 • Stock Buyback Program 2Q2019 - authorized a $40.0 million stock buyback program 3Q2019 - repurchased $10.1 million in common stock (300,000 shares) QTD 2019 Capital • 2019 Return to Shareholders Actions 3Q2019 - return of $12.3 million ($10.1 million in stock buyback and $2.2 million in common dividends) QTD 3Q2019 - return of $13.8 million ($10.1 million in stock buyback and $3.7 million in common dividends) YTD (1) As used in this presentation, tangible common equity and tangible common equity to tangible assets are non-GAAP financial measures. For a reconciliation of these non-GAAP financial measures to their comparable GAAP measures, see slide 15 of this presentation 13 ORIGIN BANCORP, INC. _______

OUR STRATEGIC FOCUS STRATEGIC FOCUS KEY ACTION ITEMS Increase scale across the franchise, Improve operational efficiency and particularly in Houston increase profitability Focused effort to improve margin and risk-adjusted returns Grow client base and continue capturing Continue our disciplined approach to market share organic loan and deposit growth Successfully recruit experienced lenders and teams Continue to evaluate potential M&A Focus on existing and contiguous opportunities markets 14 ORIGIN BANCORP, INC. _______

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS 3Q2019 2Q2019 1Q2019 4Q2018 3Q2018 Calculation of Tangible Common Equity: Total Common Stockholders' Equity $ 588,363 $ 584,293 $ 568,122 $ 549,779 $ 531,919 Less: Goodwill and Other Intangible Assets, Net 31,842 32,144 32,497 32,861 33,228 Tangible Common Equity $ 556,521 $ 552,149 $ 535,625 $ 516,918 $ 498,691 Common Shares Outstanding at the End of the Period 23,481,781 23,774,238 23,745,985 23,726,559 23,621,235 Book Value per Common Share $ 25.06 $ 24.58 $ 23.92 $ 23.17 $ 22.52 Calculation of Tangible Assets: Total Assets $ 5,396,928 $ 5,119,625 $ 4,872,201 $ 4,821,576 $ 4,667,564 Less: Goodwill and Other Intangible Assets, Net 31,842 32,144 32,497 32,861 33,228 Tangible Assets $ 5,365,086 $ 5,087,481 $ 4,839,704 $ 4,788,715 $ 4,634,336 Tangible Common Equity to Tangible Assets 10.37% 10.85% 11.07% 10.79% 10.76% Calculation of Tangible Book Value per Common Share: Common Shares Outstanding at the End of the Period 23,481,781 23,774,238 23,745,985 23,726,559 23,621,235 Tangible Book Value per Common Share $ 23.70 $ 23.22 $ 22.56 $ 21.79 $ 21.11 15 ORIGIN BANCORP, INC. _______